Loans Operations Centre Tel: (852) 3518 5888 Fax: (852) 2868 0726 Email: loansopctr@winglungbank.com www.winglungbank.com

IMPORTANT NOTICE:

THIS LETTER SETS OUT THE TERMS AND CONDITIONS UPON WHICH OUR BANK WOULD PROVIDE BANKING FACILITIES TO YOU. YOU ARE ADVISED TO READ AND UNDERSTAND SUCH TERMS AND CONDITIONS BEFORE ACCEPTING THIS LETTER, OR IF YOU CONSIDER NECESSARY, SEEK INDEPENDENT LEGAL ADVICE.

Our Ref: 120110U00029901-RL	Date: 2 April 2012

Hong Kong Highpower Technology Company Limited

Unit 12 15/F Technology Park

18 On Lai Street

Shek Mun

Shatin

Dear Sir(s)

We are pleased to offer to you the following facilities on the following terms:-

1.	The Facilities

1.1	Import/Export Banking facilities:-

Facility	Uncommitted Export D/A Bills Discounting
Limit	Up to HK$21,000,000.00

PRC Subsidiary:	Shenzhen Highpower Technology Co Ltd

Purpose:	To finance your procurement of raw materials and general working capital

Advance Ratio:	100% of the HKD equivalent amount of the D/A bill validated by China Merchants Bank Co Ltd (“CMB”)

Availability & Drawdown:	Subject to receipt by us of the satisfactory legal documentation and fulfillment of all Conditions Precedent as hereinafter mentioned, the Facility is available for drawing within one month from your acceptance of this Letter. Notwithstanding to the above, loan draw down is subject to our availability of funds.

Final Maturity Date:	The earlier of i) one year from the drawdown date or ii) value date of the D/A bill validated by CMB, subject always to our right to demand repayment at any time by notice to you.

Interest Rate:	2.65% per annum above HIBOR.

Arrangement Fee:	0.75% flat on the Facility amount payable on the first drawdown. The Arrangement Fee is non-refundable under all circumstances.

Repayment:	All amounts outstanding under the Facility shall be repaid in full on the Final Maturity Date.

Tenor:	For each transaction, the tenor shall not exceed 12 months

Handling Commission:	Refer to “Standard Handling Commission on Import / Export Transactions”.

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Cable Address: “BANKWILUNG” Hong Kong
SWIFT Address: WUBAHKHH
13/F, Wing Lung Bank Centre, 636 Nathan Road, Kowloon, Hong Kong	Telex: HX73360

Loans Operations Centre Tel: (852) 3518 5888 Fax: (852) 2868 0726 Email: loansopctr@winglungbank.com www.winglungbank.com

1.2	Treasury Facilities for the following products (subject to 2002 ISDA Master Agreement with Schedule):

- Interest Rate Swap Contracts (“IRS”)

IRS are restricted for booking together with the Uncommitted Export D/A Bills Discounting. The amount of IRS or CCS contract shall be equal to the payment amount confirmed by the acceptance by CMB.

Margin Requirement: Waived

The availability of the Treasury Facilities will be at our discretion on case by case basis. Aggregate outstanding transactions under the Treasury Facilities shall be up to such notional amount as determined by us at our sole discretion from time to time.

2.	Conditions Precedent

No Facility may be utilized until we have received and found to be satisfactory:

(a)	this Letter duly signed and accepted by you;

(b)	the Arrangement Fee and Interest Payment which will be deducted from drawdown proceed;

(c)	receipt payment confirmation on the D/A Bills issued by CMB under authenticated SWIFT;

(d)	“__________________” from the domestic “Tax Authority” in the PRC;

(e)	certified group organization chart plus supporting documents showing the shareholding relationship between the PRC Subsidiary and you;

(f)	copies, certified as true and complete copies of the respective certificate of incorporation; memorandum and articles, identification documents of authorized persons and other relevant documents in identifying the ultimate beneficiary;

(g)	certified true copies of resolutions of the board of directors of your company approving the borrowing on the terms of this Letter and authorizing a person or persons to execute the legal documentations, the notice of drawings and any other notices or documents required in connection herewith;

(h)	latest copy of audited accounts of the PRC Subsidiary showing that they have sufficient retained earnings on book and the availability of cash resources to honour the proposed dividend payment;

(i)	certified copy of board resolution of the PRC Subsidiary declaring the dividend payment which is sufficient to cover D/A Bills amount;

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Cable Address: “BANKWILUNG” Hong Kong
SWIFT Address: WUBAHKHH
13/F, Wing Lung Bank Centre, 636 Nathan Road, Kowloon, Hong Kong	Telex: HX73360

Loans Operations Centre Tel: (852) 3518 5888 Fax: (852) 2868 0726 Email: loansopctr@winglungbank.com www.winglungbank.com

(j)	For Treasury Facilities only

(i)	the 2002 ISDA Master Agreement with Schedule executed by you;

(ii)	the Risk Disclosure Statement for Financial Derivatives executed by you; and

(k)	such other documents relating to any of the matters contemplated herein as may be deemed usual and necessary by us.

3.	Covenants and Undertakings

(a)	You undertake to provide any documents as may be requested by us, including but not limited to the followings:

(i)	necessary documentary proof supporting the disposal of loan proceeds in accordance with approved loan purpose;

(ii)	any substantial change to the general nature of your existing business;

(iii)	any changes of information provided to us;

(iv)	any other material adverse changes affecting yourself, your holding company, your subsidiaries and affiliates; and

(v)	any difficulty you may have in repaying or servicing outstanding interest and/or principal.

(b)	You shall apply proceeds of any drawing only for the purpose(s) as set out in this Letter.

(c)	You ensure that the proceeds of any drawing will not be transferred to any account maintained by you or any person or corporation with any branch or office of any financial institution in the People’s Republic of China.

(d)	You shall apply proceeds of any drawing in compliance with relevant laws and regulations of Hong Kong and the People’s Republic of China.

(e)	You shall deliver certified copies of your audited accounts to us within 180 days after each financial year end, together with a certificate signed by directors in compliance with all the terms and conditions.

4.	Overriding Rights

Notwithstanding any other provisions of this Letter or any other documents, all undrawn facilities are available at our discretion and may be cancelled by us without condition or notice. You shall, on demand by us at our discretion, pay to us (or as requested provide full cash cover for) all outstanding principal, accrued interest and other amounts payable to us, whether actual or contingent, present or future. We may at any time vary, increase, reduce, suspend, cancel or replace the Facilities and any terms and conditions at our sole discretion, including the amount of any Facility, interest rates, fees and any security documents.

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Cable Address: “BANKWILUNG” Hong Kong
SWIFT Address: WUBAHKHH
13/F, Wing Lung Bank Centre, 636 Nathan Road, Kowloon, Hong Kong	Telex: HX73360

Loans Operations Centre Tel: (852) 3518 5888 Fax: (852) 2868 0726 Email: loansopctr@winglungbank.com www.winglungbank.com

5.	Terms and Conditions for Facilities

The Facilities are subject to our Terms and Conditions for Facilities and, for trade finance facilities, our General Conditions – Trade Finance and, if applicable, Terms and Conditions for Facilities (Stockbrokers) (in each case, as amended by us from time to time). The transactions under Treasury Facilities are also subject to 2002 ISDA Master Agreement with Schedule. If there is any inconsistency between the foregoing documents and this Letter, the terms of this Letter shall prevail.

Please confirm your acceptance of the above by signing and returning to us the attached copy of this Letter within 60 days from the date of this Letter. Otherwise, this offer will automatically lapse.

Yours faithfully
For Wing Lung Bank Limited

/s/ [ILLEGIBLE SIGNATURE]
Authorised Signatures

We accept the Facilities and the above terms and conditions:

/s/ Dangyu Pan
Borrower(s): Hong Kong Highpower Technology Company Limited
Date:

120110U00029901-RL	4/4

Cable Address: “BANKWILUNG” Hong Kong
SWIFT Address: WUBAHKHH
13/F, Wing Lung Bank Centre, 636 Nathan Road, Kowloon, Hong Kong	Telex: HX73360